Templeton NVIT International Value Fund Summary Prospectus April 30, 2012

Class Y    /    Class I     /     Class II    /    Class III    /    Class VI

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y Shares	Class I Shares	Class II Shares	Class III Shares	Class VI Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%
Other Expenses	0.09%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.84%	1.00%	1.25%	1.00%	1.25%

NSP-IV 4/12

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$86	$268	$466	$1,037
Class I shares	102	318	552	1,225
Class II shares	127	397	686	1,511
Class III shares	102	318	552	1,225
Class VI shares	127	397	686	1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.40% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Equity securities in which the Fund invests may include preferred stocks and convertible securities.

In selecting securities for the Fund, the Fund’s subadviser applies a long-term “value” style of investing, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund’s subadviser seeks to identify companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. From time to time, the Fund may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Country or sector risks – if the Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries or sectors than funds that do not emphasize particular countries or sectors.

If the value of the Fund’s investments goes down, you may lose money.

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Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Average Total Returns – Class III Shares

(Years Ended December 31,)

Best quarter:     16.00% – 3rd qtr. of 2010

Worst quarter:      -21.82% – 3rd qtr. of 2011

The Fund has not commenced offering Class Y, Class I, Class II or Class VI shares as of the date of this prospectus. Therefore, historical performance for each of these share classes is based on the performance of Class III shares. Performance for Class II and Class VI shares has been adjusted to reflect those share classes’ higher expenses than those of Class III shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class III shares.

Average Annual Total Returns

(For Periods Ended December 31, 2011)

	1 Year	Since Inception (March 25, 2009)
Class Y shares	-12.43%	10.37%
Class I shares	-12.43%	10.37%
Class II shares	-12.64%	10.10%
Class III shares	-12.43%	10.37%
Class VI shares	-12.64%	10.10%
MSCI All Country World ex U.S. Index (reflects no deduction for fees and expenses)	-13.71%	15.04%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Templeton Investment Counsel, LLC (“Templeton”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Gary P. Motyl, CFA	Chief Investment Officer and President, Templeton	Since 1981
Peter Nori, CFA	Executive Vice President, Templeton	Since 1987
Antonio T. Docal, CFA	Executive Vice President, Templeton	Since 2001

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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